SCHEDULE 14A
                                 (RULE 14A-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(A)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant |_|
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                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))
|_|   Definitive Proxy Statement
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|_|   Soliciting Material Pursuant to Rule 14a-12


                            POST PROPERTIES, INC.
               (Name Of Registrant As Specified In Its Charter)

                                JOHN A. WILLIAMS
                                  ROY E. BARNES
                             FRANCIS L. BRYANT, JR.
                                 PAUL J. DOLINOY
                                THOMAS J.A. LAVIN
                                GEORGE R. PUSKAR
                                EDWARD LOWENTHAL
                                 CRAIG G. VOUGHT
                             WILLIAM A. PARKER, JR.
                                   J.C. SHAW
   (Name Of Person(s) Filing Proxy Statement, If Other Than The Registrant)


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

          [The pages that follow are updates to a presentation filed by
                      John A. Williams on April 23, 2003]


================================================================================

                          ACTION PLAN TO RESTORE VALUE
                             AND INVESTOR CONFIDENCE


================================================================================

================================================================================

ACTION PLAN
--------------------------------------------------------------------------------
1.       Elect a slate of independent, better qualified directors

                Our Director Nominees                                   Their Director Nominees*
------------------------------------------------------------------------------------------------------------------------------------
              Yrs.of                                                                Yrs. of
Nominee       RE Exp.   Prior Experience                              Nominee       RE Exp. Prior Experience
------------------------------------------------------------------------------------------------------------------------------------
George R.     36      Chairman, Lend Lease Real Estate                Robert C.      15     Chairman & CEO, Goddard Investment
Puskar                Chairman & CEO, Equitable Real                  Goddard                  Group
                         Estate Investment Mgmt                                             Chairman & CEO, NAI/Brannen Goddard
                      Director Nominee, New Plan Excel                                         Company
                      Director, I-Star Financial                                            NO PUBLIC COMPANY EXPERIENCE
                      Director, CarrAmerica                                                 NO MULTIFAMILY EXPERIENCE
                      Director, NRC, ICSC, NACREIF, ULI
------------------------------------------------------------------------------------------------------------------------------------
Roy E.        25      Immediate Past Governor of Georgia              Herschel        9     Partner, King & Spalding
Barnes                Former Georgia State Representative             M. Bloom              Director of Russell Corp.
                      Founder, Efficiency Lodge Hotel Company                               K&S IS COMPANY COUNSEL
                      Founder, Cobb Savings and Loan Assoc.
------------------------------------------------------------------------------------------------------------------------------------
Francis L.    40      EVP Manufacturers Hanover Trust Company         Ronald de       3     Chairman, We International b.v.
Bryant, Jr.           Officer-In-Charge of RE Division,               Waal                  Director of Saks Inc, and The Body Shop
                        Manufacturers Corporation                                           LIVES IN BELGIUM
                      RE Adv. Cmte., NY State Comm. Ret.                                    NO MULTIFAMILY EXPERIENCE
                        Fund (24 years)
                      Founding Member, Wharton School RE Center
                      Director, Pru. Realty Trust, RE Board of
                        NY, ULI
------------------------------------------------------------------------------------------------------------------------------------
Paul J.       31      President, Lend Lease Real Estate Investments  Russell R.      10     General Partner, Moseley & Co.
Dolinoy               SVP, Equitable Real Estate                     French                 VENTURE CAPITALIST
                      Chairman, JP Morgan US Real Estate Fund                               NO MULTIFAMILY EXPERIENCE
                      Director, NYSTRS Real Estate Advisory Cmte.                           FORMER PARTNER, K&S
------------------------------------------------------------------------------------------------------------------------------------
Thomas J.A.   30      Head of Mortgage Lending, MetLife              David P.         8     EVP, Duke Realty Corp.
Lavin                 Head of RE Debt Origination, Citicorp          Stockert               SVP & CFO, Weeks Corp.
                         Securities                                                         FORMER INVESTMENT BANKER
                      Head of Real Estate Investment Banking, Smith                         NO MULTIFAMILY EXPERIENCE
                         Barney and First Boston
------------------------------------------------------------------------------------------------------------------------------------

*  Information derived from Post Properties' 2003 Proxy Statement.



17

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

================================================================================

ACTION PLAN
--------------------------------------------------------------------------------

2.   Appoint two qualified directors post election
   o  Edward Lowenthal
        - Co-Founder and President, Wellsford Residential Property Trust
        - Co-Founder and President, Wellsford Real Properties
        - Trustee, Equity Residential Properties Trust
        - Key Accomplishments
           o   Grew Wellsford Residential from 5,000 to 20,000 units in 5 years
           o   Increased capitalization from $200 million to $1 billion
           o   Merged Wellsford into Equity Residential in 1997

   o  Craig Vought
        - Former Co-CEO, Spieker Properties
        - Co-Founder and Managing Director, Broadreach Capital Partners
        - Trustee, Equity Office Properties Trust
        - Initiated and negotiated the $7.2 billion merger of Spieker Properties into Equity Office properties

18

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

================================================================================

ACTION PLAN
--------------------------------------------------------------------------------

3.    REPLACE SENIOR MANAGEMENT

    o    CHAIRMAN: GEORGE PUSKAR VS. ROBERT GODDARD
    o    CEO: EDWARD LOWENTHAL VS. DAVID STOCKART

                               Our Team                    Their Team*

                          -------------------------  ---------------------------
                           Puskar  Lowenthal  Total    Goddard  Stockert  Total
                          -------------------------  ---------------------------
Years of Real Estate Exp.   36       20        56        15        8        23

Years of Multifamily Exp.   36       16        52        0         2        2

Years of Public
CEO/Pres. Exp.              0        11        11        0         2        2

Other Public Company
Directorships               4        5         9         0         0        0



    o   REVIEW OF SENIOR OFFICERS

--------------------------------------------------------------------------------

                         WHICH TEAM IS BETTER EQUIPPED?

--------------------------------------------------------------------------------

*Information derived from Post Properties' 2003 Proxy Statement.

20

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

================================================================================

ACTION PLAN
--------------------------------------------------------------------------------

4.   Establish shareholder-friendly governance

        o   Eliminate staggered board

        o   Create a Special Committee of independant directors to objectively
            evaluate all strategic alternatives                    -----------
                     ---

        o Require shareholder approval for grant of options and restricted stock to CEO and any other directors

        o Prohibit the board from adopting a shareholder rights plan (poison pill) without receiving shareholder approval

        o Prohibit the board from opting into Georgia's anti-takeover statutes without prior shareholder approval

        o Modify the Company's certificate of incorporation to allow investors who meet certain criteria designed to preserve the Company's REIT status to accumulate larger stakes in post

5.   Explore all alternatives to enhance shareholder value
            ---

20

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

================================================================================

ACTION PLAN
--------------------------------------------------------------------------------

6.    Establish active Strategic Planning Committee

     o Will meet monthly until the Company's operating performance is acceptable

     o   Proposed members include
        - George Puskar
        - Ed Lowenthal
        - John Williams


     o   Over 100 years of combined multifamily experience

21

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

================================================================================

ACTION PLAN
--------------------------------------------------------------------------------

7.     Re-Establish Post corporate culture and brand image

      o  Highest and consistent level of training and on-site quality control
      o  Promote from within
      o  Uniform procedures
      o  Commitment to customer satisfaction


8.     Fix yield management problems

      o  Rate
      o  Occupancy
      o  Expenses
      o  Establish proper incentives


22

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

================================================================================

ACTION PLAN
--------------------------------------------------------------------------------

9.    Establish improved criteria for asset sales and use of proceeds

     o  Active Board oversight
     o  Proper incentive fee arrangements with brokers
     o  Repurchase stock on leverage neutral basis


10.   Undertake appropriate G&A cuts


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 |                                                                            |
 |                              Sign the GOLD CARD &                          |
 |                     Restore Value and Investor Confidence                  |
 |                                                                            |
 |                                                                            |
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